    BOND




                                 ADVANTUS BOND FUND, INC.

    ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 1999
                                                                   [LOGO]




                                       [ART]

ADVANTUS BOND FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       10

STATEMENT OF OPERATIONS           11

STATEMENTS OF CHANGES IN NET
ASSETS                            12

NOTES TO FINANCIAL STATEMENTS     13

INDEPENDENT AUDITORS' REPORT      18

FEDERAL INCOME TAX INFORMATION    19

SHAREHOLDER SERVICES              21

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Growth has been the economic story throughout this fiscal year. The domestic growth story continues, albeit growth is slower than in the past. The Federal Reserve's proactive stance (i.e., raising rates BEFORE reported inflation) demonstrates the Fed's continuing resolve to control inflation by reigning in domestic growth. So far, the Fed has achieved this delicate economic balance.

World growth is slowly accelerating. The global economic picture is vastly different than it was one year ago. Japan has worked its way back from a devastating recession and financial crisis. Emerging markets are surging and international markets, overall, are strong. The world's central banks have played critical roles in getting their respective countries back on track. Like the Fed, the world's central banks plotted a course of action, and like the Fed, these banks espoused an expansionary bias. Relative to conditions, each bank aggressively used its monetary policy to lower interest rates. These actions have contributed to global economic recovery, country by country.

As the rest of the world rallies, the conditions in the U.S. will likely put more pressures on our economic systems. The fixed income market may feel some pressure too due to higher commodity prices, global economic growth, a weaker dollar, tight labor market, and a Fed poised to tighten. Conditions may also bode poorly for the stock market. After several years of good equity markets - driven by both robust growth and higher valuation levels - investors are acutely aware that the environment is changing. The markets will continue under pressure if interest rates move higher and valuations peak, challenging the long-running bull market. On a brighter note, the loss of price momentum in the U.S. equity market will allow earnings growth to catch up with multiples, thus building the base for the next leg up in the secular bull market for equities.

If at any time you have questions about your Advantus mutual fund investments, I encourage you to contact your financial professional or call Advantus Shareholders Services at 1-800-665-6005. This number allows you 24-hour access, seven days a week, to your mutual fund account information via an automated voice-response system. Or you can speak directly to an Advantus Shareholder Services Representative during business hours, 8 A.M. to 4:45 P.M. (Central
Time) any day that the New York Stock Exchange is open for business.

We appreciate your continued patronage of Advantus Funds. Helping you move closer to your investment goals is important to us, and we look forward to working long-term with you and your financial professional. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS BOND FUND
PERFORMANCE UPDATE

[PHOTO]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Bond Fund is a
mutual fund designed for
investors seeking a high
level of current income
consistent with prudent
investment risk. The Fund
plans to achieve its
objective primarily by
investing in a diversified
portfolio of investment grade
short, intermediate and long-
term debt securities. The
Fund manager varies the
proportion of assets invested
in each maturity category
depending upon the evaluation
of market patterns and
economic trends by the Fund's
investment adviser.

  - Dividends declared daily and paid monthly.

  - Capital gains distributions paid annually.
PERFORMANCE

The Advantus Bond Fund's performance for the year ended September 30, 1999, for each class of shares offered was as follows:

CLASS A..........................        -2.36 PERCENT*
CLASS B..........................        -2.98 PERCENT*
CLASS C..........................        -3.10 PERCENT*

The Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index,** returned -1.62 percent for the same period.

PERFORMANCE ANALYSIS

Interest rates moved steadily higher over the past twelve months. Concerns over a global financial crisis faded and were replaced by a global recovery, strong domestic growth and higher commodity prices. At the beginning of the period, the Federal Reserve had cut the Fed Funds rate twice by 25 basis points (for a total of .50 percent) to provide liquidity to nervous financial markets. By the end of the period, the Federal Reserve had reversed these two moves in an effort to cool the economy and combat inflationary pressures.
When the twelve months ended, the yield on the 10-year U.S. Treasury note rose 147 basis points (1.47 percent) to yield 5.88 percent. The 2-year, 5-year and 30-year Treasury notes also finished the period over 100 basis points
(1 percent) higher resulting in lower bond prices. Over the past year, the significantly higher interest rates created negative bond returns, a rare occurrence in the investment grade bond universe.
When interest rates rise, the best way to preserve principal and defend against a decline in market value is to own short maturity bonds. The Fund's performance was adversely affected in the fourth quarter of 1998 because of the portfolio's longer-than-market duration. As the year progressed, the portfolio's duration was shortened to market-neutral keeping performance in line with the market during 1999.
Corporate bonds and U.S. Treasury securities were both negatively affected by the rising interest rate environment. In the fixed income market, corporate bonds returned -1.40 percent for the trailing twelve months ended September 30, 1999, and U.S. Treasury securities returned -1.97 percent for the same period. The Fund maintained a significant overweight to the corporate sector throughout the year providing incremental returns to the portfolio.
Recent portfolio purchases have included short duration (2-3 year maturity) corporate bonds with attractive yields over U.S. Treasury securities. Purchases include: Cox Communication two year notes to yield 7.06 percent,* Crown Cork and Seal three year notes to yield 7.21 percent* and Edison International five year notes to yield 7.06 percent.* These are examples of taking advantage of wide spread in the corporate bond market to add significant yield to the overall portfolio.

OUTLOOK
The move to higher interest rates over the past year reflected investors' changing expectations on inflation, economic growth, and the Federal Reserve's monetary policy. Looking ahead to next year, these same key variables, along with Y2K concerns, will influence the direction of interest rates. The majority of the damage (i.e., higher interest rates) has already been done but the market is at risk for further downside price action. We believe the fixed income market will be pressured by higher commodity prices, worldwide economic growth, a weaker dollar, tight labor markets, and a Federal Reserve poised to raise interest rates. At some point, the higher level of interest rates will look very attractive in a low inflation environment. Ten-year U.S. Treasury yields north of six percent and corporate bond yields between seven and eight percent make for very compelling value with two percent inflation. Next year is setting up to be a much better year for fixed income investors.
The Fund is positioned to take advantage of the relatively wide spreads in the corporate bond market. The overweight position in corporate bonds reflects our view that credit spreads should tighten, as the fundamental factors driving corporate profits are still intact. Solid credit stories offering yields near eight percent are excellent values and will be selectively added to the portfolio. Further price weakness (higher interest rates) in the bond market will create an excellent opportunity to buy longer maturity bonds and extend the portfolio duration. We will take advantage of these opportunities in the upcoming year.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Lehman Brothers Government/Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and the Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
               INVESTMENT IN ADVANTUS BOND FUND, LEHMAN BROTHERS
            GOVERNMENT/CORPORATE BOND INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1989 through September 30, 1999. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through September 30, 1999.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
                                One year      -6.76%
                               Five year       6.06%
                                Ten year       6.79%
(Thousands)
                                 Class A         CPI       Lehman Brothers
                                                      Govt/Corp Bond Index
9/30/89                          $10,000     $10,000               $10,000
10/31/89                       $9,732.00  $10,253.00            $10,253.00
10/31/90                      $10,166.00  $10,899.00            $10,817.00
10/31/91                      $11,654.00  $11,217.00            $12,480.00
10/31/92                      $12,907.00  $11,577.00            $13,795.00
10/31/93                      $14,719.00  $11,887.00            $15,710.00
9/30/94                       $13,737.00  $12,247.00            $15,001.00
9/30/95                       $15,805.00  $12,516.00            $16,898.00
9/30/96                       $16,441.00  $12,892.00            $17,659.00
9/30/97                       $18,179.00  $13,178.00            $19,354.00
9/30/98                       $19,769.00  $13,366.00            $23,331.00
9/30/99                       $19,302.00  $13,717.00            $23,226.00

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
                                               One year      -7.83%
                                              Five year       5.98%
                              Since Inception (8/19/94)       5.57%
(Thousands)
                                                Class B         CPI       Lehman Brothers
                                                                     Govt/Corp Bond Index
8/19/94                                      $10,000.00  $10,000.00            $10,000.00
9/30/94                                       $9,876.00  $10,067.00             $9,853.00
9/30/95                                      $10,801.00  $10,289.00            $11,099.00
9/30/96                                      $11,252.00  $10,598.00            $11,599.00
9/30/97                                      $12,480.00  $10,833.00            $12,712.00
9/30/98                                      $13,610.00  $10,987.00            $14,228.00
9/30/99                                      $13,200.00  $11,276.00            $14,164.00

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
                                              One year      -3.10%
                              Since Inception (3/1/95)       5.72%
(Thousands)
                                               Class C         CPI       Lehman Brothers
                                                                    Govt/Corp Bond Index
3/1/95                                      $10,000.00  $10,000.00            $10,000.00
9/30/95                                     $10,925.00  $10,146.00            $10,939.00
9/30/96                                     $11,265.00  $10,450.00            $11,431.00
9/30/97                                     $12,348.00  $10,682.00            $12,529.00
9/30/98                                     $13,323.00  $10,834.00            $14,023.00
9/30/99                                     $12,909.00  $11,119.00            $13,960.00

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST BOND HOLDINGS

                                                        MARKET      % OF BOND
COMPANY                                                 VALUE       PORTFOLIO
-------                                              ------------   ---------
U.S. Treasury Note--5.250%, 08/15/03...............  $ 1,617,516       6.6%
Lyondell Chemical Company--9.625%, 05/01/07........    1,290,250       5.2%
U.S. Treasury Note--6.625%, 03/31/02...............    1,276,172       5.2%
General Electric Capital Corporation--6.290%,
  12/15/01.........................................      999,945       4.0%
Meritor Automotive, Inc.--6.800%, 02/15/09.........      930,252       3.8%
Conoco, Inc.--6.950%, 04/15/29.....................      928,065       3.8%
GNMA--6.500%, 09/15/28.............................      926,174       3.7%
British Sky Broadcasting--6.875%, 02/23/09.........      905,637       3.7%
PNC Bank Corporation--6.728%, 01/25/07.............      900,522       3.6%
AT&T Corporation--6.500%, 03/15/29.................      883,336       3.6%
                                                     -----------      ----
                                                     $10,657,869      43.2%
                                                     ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                      (14.4%)
U.S. Government Agencies            (5.0%)
AAA rated                          (11.0%)
AA rated                            (3.6%)
A rated                            (18.9%)
BBB rated                          (31.8%)
BB rated                            (4.7%)
Preferred Stock                     (6.9%)
Cash and Other Assets/Liabilities   (3.7%)

                                                              ADVANTUS BOND FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                                                                MARKET
PRINCIPAL                                                                                                      VALUE(A)
---------                                                                                                    ------------
LONG-TERM DEBT SECURITIES (89.4%)
  GOVERNMENT OBLIGATIONS (22.2%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (19.4%)
      U.S. Treasury (14.4%)
     $  500,000          Bond.....................................................     6.000%    07/31/02    $   503,594
      1,650,000          Note.....................................................     5.250%    08/15/03      1,617,516
        600,000          Note.....................................................     6.000%    02/15/26        572,063
      1,250,000          Note.....................................................     6.625%    03/31/02      1,276,172
                                                                                                             -----------
                                                                                                               3,969,345
                                                                                                             -----------
      Federal National Mortgage Association (FNMA) (.9%)
        248,624          .........................................................     7.000%    07/01/29        244,434
                                                                                                             -----------
      Government National Mortgage Association (GNMA) (4.1%)
        968,343          .........................................................     6.500%    09/15/28        926,174
         73,023          .........................................................     7.000%    04/15/22         72,138
        141,299          .........................................................     7.000%    03/15/23        139,558
                                                                                                             -----------
                                                                                                               1,137,870
                                                                                                             -----------
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (2.8%)
        400,000          California Housing Finance Agency........................     7.760%    08/01/25        409,794
        230,000          California Housing Finance Agency........................     8.160%    02/01/28        235,324
        124,500          Wyoming Community Development............................     6.850%    06/01/10        124,500
                                                                                                             -----------
                                                                                                                 769,618
                                                                                                             -----------
                         Total government obligations (cost: $6,194,675).................................      6,121,267
                                                                                                             -----------
  CORPORATE OBLIGATIONS (67.2%)
    BASIC MATERIALS (10.9%)
      Chemicals (9.1%)
        500,000          BF Goodrich Company......................................     6.600%    05/15/09        475,820
        750,000          IMC Global, Inc..........................................     6.625%    10/15/01        744,770
      1,300,000          Lyondell Chemical Company................................     9.625%    05/01/07      1,290,250
                                                                                                             -----------
                                                                                                               2,510,840
                                                                                                             -----------
      Paper and Forest (1.8%)
        500,000          International Paper Company..............................     6.875%    07/10/00        501,974
                                                                                                             -----------
    CAPITAL GOODS (6.8%)
      Aerospace/Defense (2.3%)
        750,000          Raytheon Company.........................................     6.400%    12/15/18        648,709
                                                                                                             -----------
      Containers-Metal/Glass (2.9%)
        800,000          Crown Cork & Seal Company, Inc...........................     7.125%    09/01/02        799,171
                                                                                                             -----------
      Manufacturing (1.6%)
        500,000          Tyco International Group (b).............................     6.875%    01/15/29        447,115
                                                                                                             -----------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                                MARKET
PRINCIPAL                                                                                                      VALUE(A)
---------                                                                                                    ------------
CORPORATE OBLIGATIONS--CONTINUED
    COMMUNICATION SERVICES (3.2%)
      Telephone (3.2%)
     $1,000,000          AT&T Corporation.........................................     6.500%    03/15/29    $   883,336
                                                                                                             -----------
    CONSUMER CYCLICAL (5.0%)
      Auto (3.4%)
      1,000,000          Meritor Automotive, Inc..................................     6.800%    02/15/09        930,252
                                                                                                             -----------
      Building Materials (1.6%)
        450,000          Masco Corporation........................................     6.125%    09/15/03        443,522
                                                                                                             -----------
    CONSUMER STAPLES (13.5%)
      Beverage (1.8%)
        500,000          Anheuser-Busch Companies, Inc............................     7.100%    06/15/07        503,828
                                                                                                             -----------
      Broadcasting (5.8%)
      1,000,000          British Sky Broadcasting (b).............................     6.875%    02/23/09        905,637
        700,000          Cox Communications, Inc..................................     7.000%    08/15/01        701,785
                                                                                                             -----------
                                                                                                               1,607,422
                                                                                                             -----------
      Entertainment (3.1%)
        750,000          Time Warner, Inc.........................................     9.125%    01/15/13        845,794
                                                                                                             -----------
      Household Products (2.8%)
        750,000          Premark International, Inc...............................    10.500%    09/15/00        777,302
                                                                                                             -----------
    ENERGY (3.4%)
      Oil (3.4%)
      1,000,000          Conoco, Inc..............................................     6.950%    04/15/29        928,065
                                                                                                             -----------
    FINANCIAL (16.8%)
      Banks (2.3%)
        700,000          St. George Bank-144A Issue (b)(c)........................     8.485%    12/31/49        619,138
                                                                                                             -----------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (4.2%)
        300,000          CFSB Finance Company-144A Issue (c)......................     5.969%    11/15/05        264,000
        900,000          PNC Bank Corporation.....................................     6.728%    01/25/07        900,522
                                                                                                             -----------
                                                                                                               1,164,522
                                                                                                             -----------
      Commercial Finance (3.6%)
      1,000,000          General Electric Capital Corporation.....................     6.290%    12/15/01        999,945
                                                                                                             -----------
      Finance-Diversified (1.8%)
        525,000          National Collegiate......................................     7.240%    09/20/14        490,718
                                                                                                             -----------
      Investment Bankers/Brokers (3.2%)
        900,000          Morgan Stanley Dean Witter & Company.....................     6.875%    03/01/07        881,960
                                                                                                             -----------
      Real Estate Investment Trust (1.7%)
        500,000          Security Capital Pacific Trust...........................     7.500%    02/15/14        472,198
                                                                                                             -----------

              See accompanying notes to investments in securities.

                                                              ADVANTUS BOND FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                                MARKET
PRINCIPAL                                                                                                      VALUE(A)
---------                                                                                                    ------------
CORPORATE OBLIGATIONS--CONTINUED
    UTILITIES (7.6%)
      Electric Companies (4.6%)
     $  750,000          Edison International, Inc................................     6.875%    09/15/04    $   740,841
        500,000          Hydro-Quebec (b).........................................     8.000%    02/01/13        530,425
                                                                                                             -----------
                                                                                                               1,271,266
                                                                                                             -----------
      Natural Gas (3.0%)
        880,000          Enron Corporation........................................     6.725%    11/17/08        839,396
                                                                                                             -----------
                         Total corporate obligations (cost: $19,392,875).................................     18,566,473
                                                                                                             -----------
                         Total long-term debt securities (cost: $25,587,550).............................     24,687,740
                                                                                                             -----------

SHARES
------
PREFERRED STOCK (6.9%)
  FINANCIAL (6.9%)
    Real Estate Investment Trust (6.9%)
         16,000          Duke Realty Investments, Inc. - 7.99%.......................        719,000
          8,000          Nationwide Health Property, Inc. - 7.68%....................        728,500
         10,000          Prologis Trust - 8.54%......................................        446,875
                                                                                         -----------
                         Total preferred stock (cost: $2,091,552)....................      1,894,375
                                                                                         -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (1.9%)
     $  523,244          Federated Prime Obligation Fund, current rate 5.220%............................        523,244
                                                                                                             -----------
                         Total short-term securities (cost: $523,244)....................................        523,244
                                                                                                             -----------
                         Total investments in securities (cost: $28,202,346) (d).........................    $27,105,359
                                                                                                             ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 9.1% of net assets in foreign securities as of September 30, 1999.
(c) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1999, which includes acquistion date and cost, is as follows:

                                                                    ACQUISTION
    SECURITY:                                                          DATE         COST
    ---------                                                       ----------    ---------
    St. George Bank 144A Issue..................................     06/12/97     $700,000
    CSFB Finance Company 144A Issue.............................     05/15/96      291,938
                                                                                  --------
                                                                                  $991,938
                                                                                  ========

(d) At September 30, 1999 the cost of securities for federal income tax purposes was $28,233,378. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


   Gross unrealized appreciation...............................    $    46,250
   Gross unrealized depreciation...............................     (1,174,269)
                                                                   -----------
   Net unrealized depreciation.................................    $(1,128,019)
                                                                   ===========

ADVANTUS BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

                                  ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $28,202,346).............................    $27,105,359
Cash in bank on demand deposit..............................             23
Receivable for Fund shares sold.............................            688
Receivable for investment securities sold...................        253,049
Accrued interest receivable.................................        342,133
Other receivables...........................................            483
                                                                -----------
    Total assets............................................     27,701,735
                                                                -----------
                                LIABILITIES
Payable for Fund shares redeemed............................         27,564
Dividends payable to shareholders...........................         31,118
Payable to Adviser..........................................         32,205
                                                                -----------
    Total liabilities.......................................         90,887
                                                                -----------
Net assets applicable to outstanding capital stock..........    $27,610,848
                                                                ===========
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2
  billion shares, Class B - 2 billion shares, Class C - 2
  billion shares and 4 billion shares unallocated) of $.01
  par value
  (note 1)..................................................    $    28,408
  Additional paid-in capital................................     29,499,665
  Accumulated net realized losses from investments..........       (820,238)
  Unrealized depreciation on investments....................     (1,096,987)
                                                                -----------
    Total - representing net assets applicable to
    outstanding capital stock...............................    $27,610,848
                                                                ===========
Net assets applicable to outstanding Class A shares.........    $17,845,967
                                                                ===========
Net assets applicable to outstanding Class B shares.........    $ 8,170,737
                                                                ===========
Net assets applicable to outstanding Class C shares.........    $ 1,594,144
                                                                ===========
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 1,837,282....................    $      9.71
                                                                ===========
  Class B - Shares outstanding 839,194......................    $      9.74
                                                                ===========
  Class C - Shares outstanding 164,274......................    $      9.70
                                                                ===========

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1999

Investment income:
  Interest..................................................    $ 1,777,537
  Dividends.................................................        167,397
                                                                -----------
      Total investment income...............................      1,944,934
                                                                -----------
Expenses (note 4):
  Investment advisory fee...................................        207,779
  Rule 12b-1 fees - Class A.................................         50,469
  Rule 12b-1 fees - Class B.................................         86,763
  Rule 12b-1 fees - Class C.................................         21,023
  Administrative services fee...............................         61,400
  Custodian fees............................................          7,870
  Auditing and accounting services..........................         11,618
  Legal fees................................................         11,739
  Directors' fees...........................................            570
  Registration fees.........................................         38,081
  Printing and shareholder reports..........................         33,668
  Insurance.................................................          3,505
  Other.....................................................          3,461
                                                                -----------
      Total expenses........................................        537,946
                                                                -----------
  Less fees and expenses waived or absorbed:
    Class A Rule 12b-1 fees.................................         (3,209)
    Other fund expenses.....................................       (112,547)
                                                                -----------
      Total fees and expenses waived or absorbed............       (115,756)
                                                                -----------
      Total net expenses....................................        422,190
                                                                -----------
      Investment income - net...............................      1,522,744
                                                                -----------
Realized and unrealized losses on investments:
  Net realized losses on investments (note 3)...............       (805,332)
  Net change in unrealized appreciation or depreciation on
    investments.............................................     (1,512,901)
                                                                -----------
      Net losses on investments.............................     (2,318,233)
                                                                -----------
Net decrease in net assets resulting from operations........    $  (795,489)
                                                                ===========

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                    1999            1998
                                                                ------------    ------------
Operations:
  Investment income - net...................................    $ 1,522,744     $ 1,418,930
  Net realized gain (loss) on investments...................       (805,332)        799,672
  Net change in unrealized appreciation or depreciation on
    investments.............................................     (1,512,901)        (28,746)
                                                                -----------     -----------
      Increase (decrease) in net assets resulting from
        operations..........................................       (795,489)      2,189,856
                                                                -----------     -----------
Distributions to shareholders from:
  Investment income - net:
    Class A.................................................     (1,023,784)     (1,025,790)
    Class B.................................................       (403,884)       (347,737)
    Class C.................................................        (97,744)        (61,204)
  Net realized gains on investments:
    Class A.................................................       (350,337)        (56,664)
    Class B.................................................       (160,988)        (26,049)
    Class C.................................................        (36,465)         (5,418)
                                                                -----------     -----------
      Total distributions...................................     (2,073,202)     (1,522,862)
                                                                -----------     -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.................................................      3,097,303       5,944,709
    Class B.................................................      2,270,139       4,427,845
    Class C.................................................      1,123,725       2,010,526
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................        973,836         744,235
    Class B.................................................        519,553         301,278
    Class C.................................................        127,664          62,923
  Payments for redemption of shares:
    Class A.................................................     (3,818,402)     (4,846,234)
    Class B.................................................     (2,672,428)     (2,279,688)
    Class C.................................................     (1,543,002)       (915,696)
                                                                -----------     -----------
      Increase in net assets from capital share
        transactions........................................         78,388       5,449,898
                                                                -----------     -----------
      Total increase (decrease) in net assets...............     (2,790,303)      6,116,892
Net assets at beginning of year.............................     30,401,151      24,284,259
                                                                -----------     -----------
Net assets at end of year...................................    $27,610,848     $30,401,151
                                                                ===========     ===========

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1999

(1) ORGANIZATION

    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $2,668.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $789,206 which, if not offset by subsequent capital gains, will expire September 30, 2007 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $60,848,440 and $60,832,956, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital (Advantus Capital or the Adviser), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee. Prior to February 1, 1999, Ascend waived that portion of Class A Rule 12b-1 fees which exceeded, as a percentage of average daily net assets, .25 percent. For the period from October 1, 1998 to January 31, 1999, Ascend waived Class A
Rule 12b-1 fees in the amount of $3,209.

                                                              ADVANTUS BOND FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. For the period February 1, 1999 to July 31, 1999, the administrative services fee was $5,700 per month. Effective August 1, 1999, the administrative services fee is $6,200 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1999, Advantus Capital voluntarily agreed to absorb $112,547 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $69,196.

    As of September 30, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 387,451 Class A shares which represents 21.1 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $11,104.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 1999 and 1998 were as follows:

                                                  CLASS A               CLASS B               CLASS C
                                            -------------------   -------------------   -------------------
                                              1999       1998       1999       1998       1999       1998
                                            --------   --------   --------   --------   --------   --------
Sold......................................   303,385    562,965    221,815    414,545    109,953   189,746
Issued for reinvested distributions.......    97,068     70,186     51,177     29,523     12,601     6,059
Redeemed..................................  (380,350)  (457,997)  (264,176)  (214,474)  (153,901)  (86,469)
                                            --------   --------   --------   --------   --------   -------
                                              20,103    175,154      8,816    229,594    (31,347)  109,336
                                            ========   ========   ========   ========   ========   =======

(6) RESTRICTED SECURITIES

    At September 30, 1999, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10 percent of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at September 30, 1999 was $883,138 which represents 3.2 percent of net assets.

(7) YEAR 2000 (UNAUDITED)

    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $12 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                        CLASS A
                      --------------------------------------------
                                YEAR ENDED SEPTEMBER 30,
                      --------------------------------------------
                       1999     1998     1997     1996    1995(A)
                      -------  -------  -------  -------  --------
Net asset value,
  beginning of
  year..............  $ 10.69  $ 10.43  $ 10.03  $ 10.24  $  9.50
                      -------  -------  -------  -------  -------
Income from
  investment
  operations:
  Net investment
    income..........      .54      .59      .63      .62      .64
  Net gains (losses)
    on securities
    (both realized
    and
    unrealized).....     (.79)     .30      .40     (.22)     .74
                      -------  -------  -------  -------  -------
    Total from
      investment
      operations....     (.25)     .89     1.03      .40     1.38
                      -------  -------  -------  -------  -------
Less distributions:
  Dividends from net
    investment
    income..........     (.54)    (.60)    (.63)    (.61)    (.64)
  Distributions from
    net realized
    gains...........     (.19)    (.03)       -        -        -
                      -------  -------  -------  -------  -------
    Total
    distributions...     (.73)    (.63)    (.63)    (.61)    (.64)
                      -------  -------  -------  -------  -------
Net asset value, end
  of year...........  $  9.71  $ 10.69  $ 10.43  $ 10.03  $ 10.24
                      =======  =======  =======  =======  =======
Total return(c).....    (2.36)%    8.75%   10.57%    4.03%   15.05%
Net assets, end of
  year (in
  thousands)........  $17,846  $19,419  $17,122  $16,528  $15,315
Ratio of expenses to
  average daily net
  assets (d)........     1.15%    1.10%    1.00%    1.00%    1.00%
Ratio of net
  investment income
  (loss) to average
  daily net
  assets (d)........     5.41%    5.55%    6.18%    6.08%    6.58%
Portfolio turnover
  rate (excluding
  short-term
  securities).......    211.9%   237.2%   180.5%   222.6%   270.7%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily absorbed or waived $115,756, $119,092, $129,031, $120,750 and $129,155 in expenses for the years ended
     September 30, 1999, 1998, 1997, 1996 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.55%, 1.58%, 1.64%, 1.68% and 1.88%, respectively, and the ratio of net investment income to average daily net assets would have been 5.01%, 5.07%, 5.54%, 5.40% and 5.70%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.28%, 2.28%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.26%, 4.40%, 4.88%, 4.71% and 4.95%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.28%, 2.28%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.26%, 4.43%, 4.86%, 4.72% and 4.88%, respectively.
(e)  Adjusted to an annual basis.

                                                              ADVANTUS BOND FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                      CLASS B                                       CLASS C
                      ----------------------------------------  ------------------------------------------------
                                                                                                  PERIOD FROM
                                                                                                    MARCH 1,
                              YEAR ENDED SEPTEMBER 30,             YEAR ENDED SEPTEMBER 30,        1995(B) TO
                      ----------------------------------------  ------------------------------   SEPTEMBER 30,
                       1999    1998    1997    1996   1995(A)    1999    1998    1997    1996         1995
                      ------  ------  ------  ------  --------  ------  ------  ------  ------  ----------------
Net asset value,
  beginning of
  year..............  $10.71  $10.43  $10.02  $10.23   $ 9.50   $10.68  $10.42  $10.02  $10.23       $ 9.67
                      ------  ------  ------  ------   ------   ------  ------  ------  ------       ------
Income from
  investment
  operations:
  Net investment
    income..........     .47     .51     .54     .53      .55      .47     .51     .54     .52          .33
  Net gains (losses)
    on securities
    (both realized
    and
    unrealized).....    (.78)    .31     .41    (.21)     .73     (.79)    .29     .40    (.21)         .55
                      ------  ------  ------  ------   ------   ------  ------  ------  ------       ------
    Total from
      investment
      operations....    (.31)    .82     .95     .32     1.28     (.32)    .80     .94     .31          .88
                      ------  ------  ------  ------   ------   ------  ------  ------  ------       ------
Less distributions:
  Dividends from net
    investment
    income..........    (.47)   (.51)   (.54)   (.53)    (.55)    (.47)   (.51)   (.54)   (.52)        (.32)
  Distributions from
    net realized
    gains...........    (.19)   (.03)      -       -        -     (.19)   (.03)      -       -            -
                      ------  ------  ------  ------   ------   ------  ------  ------  ------       ------
    Total
    distributions...    (.66)   (.54)   (.54)   (.53)    (.55)    (.66)   (.54)   (.54)   (.52)        (.32)
                      ------  ------  ------  ------   ------   ------  ------  ------  ------       ------
Net asset value, end
  of year...........  $ 9.74  $10.71  $10.43  $10.02   $10.23   $ 9.70  $10.68  $10.42  $10.02       $10.23
                      ======  ======  ======  ======   ======   ======  ======  ======  ======       ======
Total return(c).....   (2.98)%   8.09%   9.72%   3.13%   13.92%  (3.10)%   7.89%   9.61%   3.11%        9.26%
Net assets, end of
  year (in
  thousands)........  $8,171  $8,894  $6,263  $3,532   $1,142   $1,594  $2,089  $  899  $  665       $  112
Ratio of expenses to
  average daily net
  assets (d)........    1.90%   1.90%   1.90%   1.90%    1.90%    1.90%   1.90%   1.90%   1.90%        1.90%(e)
Ratio of net
  investment income
  (loss) to average
  daily net
  assets (d)........    4.64%   4.78%   5.32%   5.19%    5.61%    4.64%   4.81%   5.30%   5.20%        5.54%(e)
Portfolio turnover
  rate (excluding
  short-term
  securities).......   211.9%  237.2%  180.5%  222.6%   270.7%   211.9%  237.2%  180.5%  222.6%       270.7%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily absorbed or waived $115,756, $119,092, $129,031, $120,750 and $129,155 in expenses for the years ended
     September 30, 1999, 1998, 1997, 1996 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.55%, 1.58%, 1.64%, 1.68% and 1.88%, respectively, and the ratio of net investment income to average daily net assets would have been 5.01%, 5.07%, 5.54%, 5.40% and 5.70%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.28%, 2.28%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.26%, 4.40%, 4.88%, 4.71% and 4.95%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.28%, 2.28%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.26%, 4.43%, 4.86%, 4.72% and 4.88%, respectively.
(e)  Adjusted to an annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Bond Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Bond Fund, Inc. (the Fund) as of September 30, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1999 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG LLP

Minneapolis, Minnesota
November 5, 1999

                                                              ADVANTUS BOND FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 1999. Dividends for the 1999 calendar year will be reported to you on Form 1099-Div in late January 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, none qualifying for deduction by corporations.
October 23, 1998............................................   $.0259
October 31, 1998............................................    .0088
November 30, 1998...........................................    .0460
December 4, 1998*...........................................    .1095
December 31, 1998...........................................    .0601
January 31, 1999............................................    .0385
February 28, 1999...........................................    .0497
March 31, 1999..............................................    .0432
April 30, 1999..............................................    .0354
May 31, 1999................................................    .0425
June 30, 1999...............................................    .0601
July 31, 1999...............................................    .0434
August 31, 1999.............................................    .0466
September 30, 1999..........................................    .0456
                                                               ------
                                                               $.6553
                                                               ======
Capital gains distribution - taxable as long-term capital
 gains, 20% rate.
December 4, 1998............................................   $.0790
                                                               ======

*Represents $.1095 of short-term capital gains (taxable as dividend income).

ADVANTUS BOND FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED) - CONTINUED

CLASS B

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, none qualifying for deduction by corporations.
October 23, 1998............................................   $.0209
October 31, 1998............................................    .0071
November 30, 1998...........................................    .0396
December 4, 1998*...........................................    .1095
December 31, 1998...........................................    .0537
January 31, 1999............................................    .0320
February 28, 1999...........................................    .0439
March 31, 1999..............................................    .0369
April 30, 1999..............................................    .0293
May 31, 1999................................................    .0363
June 30, 1999...............................................    .0542
July 31, 1999...............................................    .0372
August 31, 1999.............................................    .0405
September 30, 1999..........................................    .0397
                                                               ------
                                                               $.5808
                                                               ======
Capital gains distribution - taxable as long-term capital
 gains, 20% rate.
December 4, 1998............................................   $.0790
                                                               ======

*Represents $.1095 of short-term capital gains (taxable as dividend income).

CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, none qualifying for deduction by corporations.
October 23, 1998............................................   $.0208
October 31, 1998............................................    .0071
November 30, 1998...........................................    .0395
December 4, 1998*...........................................    .1095
December 31, 1998...........................................    .0535
January 31, 1999............................................    .0319
February 28, 1999...........................................    .0438
March 31, 1999..............................................    .0368
April 30, 1999..............................................    .0292
May 31, 1999................................................    .0362
June 30, 1999...............................................    .0540
July 31, 1999...............................................    .0371
August 31, 1999.............................................    .0403
September 30, 1999..........................................    .0396
                                                               ------
                                                               $.5793
                                                               ======
Capital gains distribution - taxable as long-term capital
 gains, 20% rate.
December 4, 1998............................................   $.0790
                                                               ======

*Represents $.1095 of short-term capital gains (taxable as dividend income).

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.            PRESORTED STANDARD
400 ROBERT STREET NORTH                     U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                        ST. PAUL MN
                                             PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48645 Rev. 11-1999